Exhibit 99.3 Gap Inc. Sonia Syngal Katrina O’Connell Fiscal 2020 CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER THIRD QUARTER EARNINGS RESULTS

Forward Looking Statements / Non-GAAP Financial Measures Forward Looking Statements This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our November 24, 2020 press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 9, 2020, as well as the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are based on information as of November 24, 2020. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. SEC Regulation G This presentation includes the non-GAAP measure free cash flow. The description and reconciliation of this measure from GAAP is included in our November 24, 2020 earnings press release, which is available on investors.gapinc.com. 2

Statement from the CEO With the holiday season upon us, we feel prepared to welcome our customers no matter how they choose to shop with us. We have made investments to deliver standout moments across our omni experiences - whether it's on mobile, safely in-store, or through one of our new capabilities like curbside pickup. We believe customers will turn to our purpose-led brands and products to show their love for family and friends at a time when gifting means more than ever. SONIA SYNGAL, CHIEF EXECUTIVE OFFICER, GAP INC. NOVEMBER 24, 2020 3

Power Plan 2023 Power of our Brands Grow four purpose-led, billion-dollar lifestyle brands Power of our Portfolio Extend our customer reach across every age, body and occasion through our collective power Power of our Platform Leverage our omni capabilities and scaled operations and extend our engineered approach to cost and growth

Q3 2020 Financial Highlights • Comparable sales up 5% • Net sales flat year-over-year • 61% increase in online net sales year-over-year • Ended the quarter with $2.6 billion in cash, cash equivalents and short- term investments 5

Q3 2020 P&L Summary Q3 2020 Q3 Q3 vs. ($ Millions) 2020 2019 Q3 2019 Net Sales $3,994 $3,998 (0%) Gross Profit $1,620 $1,559 +4% % of Sales 40.6% 39.0% +160 bps Operating Expenses $1,445 $1,338 +8% % of Sales 36.2% 33.5% (270 bps) Operating Income $175 $221 (21%) % of Sales 4.4% 5.5% (110 bps) Net Income $95 $140 (32%) Diluted EPS $0.25 $0.37 6

Q3 2020 Comparable Sales Growth +5% +17% (5%) (30%) +37% 7

Q3 2020 Revenue Breakdown • Higher-margin Old Navy and Athleta are 63% of company sales and on a path to 70% by 2023 • Highly-attractive online, strip, and street locations are ~80% of company sales • >90% of company sales are in North America BRAND CHANNEL REGION ■ Old Navy 56% ■ Online 40% ■ U.S. 83% (1) ■ Gap 25% ■ Strip 34% ■ Canada 8% ■ Banana Republic 10% ■ Mall 21% ■ Asia 5% ■ Athleta 7% ■ Street 4% ■ Europe 3% ■ Other 2% ■ Outlet 1% ■ Other 1% Note: All data based on Q3 2020 net sales. (1) Includes Strip and Lifestyle Centers 8

Delivering an omni-experience and extending our reach Our leading omni-channel platform is allowing our customers to shop safely and seamlessly with us from anywhere 3.4 MILLION new customers acquired through our online channel in Q3 2020, representing +145% year-over-year growth 56% INCREASE in net sales volume year-over-year for BOPIS and curbside pickup orders in Q3 2020 ~3.5 MILLION new loyalty members enrolled since the September 22 launch of our multi-tender program 9

Rationalizing Our Store Fleet Expect ~225 Gap and Banana Republic net store closures globally in 2020 ANNUAL COMPARISON Q3 YEAR-OVER-OVER COMPARISON Gap Banana Republic Gap Banana Republic 1843 1822 1759 ~1534 1593 2018 2019 2020E Q3 2019 Q3 2020 10

Significant Operating Cash Flow Generation >$1B in annual cash from operations for 10+ years $1.7B $1.6B $1.4B $1.4B $1.4B 2015 2016 2017 2018 2019 11